Exhibit 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.01, of Bankrate, Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below who is named as a reporting person therein in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 12, 2017

BEN HOLDING S.À R.L.

By:	/s/ Geoffrey Limpach
Name:	Geoffrey Limpach
Title:	Class A Manager

By:	/s/ Gerard Maitrejean
Name:	Gerard Maitrejean
Title:	Class B Manager

APAX EUROPE VII GP CO. LTD

By:	/s/ A.W. Guille
Name:	A.W. Guille
Title:	Director

APAX EUROPE VII GP L.P. INC.

By:	/s/ A.W. Guille
Name:	A.W. Guille
Title:	Director

APAX EUROPE VII-1, L.P.

By:	Apax Europe VII GP L.P. Inc.,
Its general partner

By:	Apax Europe VII GP Co. Ltd,
Its general partner

By:	/s/ A.W. Guille
Name:	A.W. Guille
Title:	Director

APAX EUROPE VII-A, L.P.

By:	Apax Europe VII GP L.P. Inc.,
Its general partner

By:	Apax Europe VII GP Co. Ltd,
Its general partner

By:	/s/ A.W. Guille
Name:	A.W. Guille
Title:	Director

APAX EUROPE VII-B, L.P.

By:	Apax Europe VII GP L.P. Inc.,
Its general partner

By:	Apax Europe VII GP Co. Ltd,
Its general partner

By:	/s/ A.W. Guille
Name:	A.W. Guille
Title:	Director

APAX GUERNSEY (HOLDCO) PCC LIMITED

By:	/s/ A.W. Guille
Name:	A.W. Guille
Title:	Director

APAX US VII, L.P.

By:	Apax US VII GP, L.P.,
Its General Partner

By:	Apax US VII GP, Ltd.,
Its General Partner

By:	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Vice President

APAX US VII GP, L.P.

By:	Apax US VII GP, Ltd.,
Its General Partner

By:	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Vice President

APAX US VII GP, LTD.

By:	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Vice President

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